               Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of Mountain West Business Solutions, Inc.(the Company") on amendment number one to the annual report on Form 10-KSB/A for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Matthew Milonas, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: June 12, 2008

By:	/s/ Matthew Milonas
Matthew Milonas Chief Executive Officer Chief Financial Officer